As filed with the Securities and Exchange Commission on December 1, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                               (Amendment No. 1)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
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                                       [_] Confidential, For Use of the Com-
                                        mission Only (as permitted by
                                        Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials

|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        MUNIHOLDINGS FLORIDA INSURED FUND
                      MUNIHODLINGS FLORIDA INSURED FUND II
                      MUNIHOLDINGS FLORIDA INSURED FUND III
                      MUNIHOLDINGS FLORIDA INSURED FUND IV
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
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   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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

                        MUNIHOLDINGS FLORIDA INSURED FUND
                      MUNIHOLDINGS FLORIDA INSURED FUND II
                      MUNIHOLDINGS FLORIDA INSURED FUND III
                      MUNIHOLDINGS FLORIDA INSURED FUND IV

November 22, 1999



Dear Shareholder:

         Recently, you received a joint proxy statement and prospectus describing a proposed reorganization of the listed funds in which MuniHoldings Florida Insured Fund (the "surviving fund") would acquire the assets and assume the liabilities of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, and MuniHoldings Florida Insured Fund IV in exchange for common shares and auction market preferred shares of the surviving fund. At the time the proxy statement and prospectus was mailed, the audited financial statements of the funds with a fiscal year ending September 30, 1999 were not available.

         For that reason and in order to ensure that you have all the information you might need about the proposed reorganization, we have enclosed the Annual Report to Shareholders for each of MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV which contains that fund's audited financial statements for the year ended September 30, 1999.

         If you have not yet completed and returned your proxy card we urge you to do so now. Your vote is important. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

                                                              MUNIHOLDINGS
                                                              FLORIDA INSURED
                                                              FUND III

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1999

                      MuniHoldings Florida Insured Fund III

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund III has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings Florida Insured Fund III, September 30, 1999

DEAR SHAREHOLDER

Since inception (October 1, 1998) through September 30, 1999, the Common Shares of MuniHoldings Florida Insured Fund III earned $0.777 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 6.24%, based on a month-end net asset value of $12.44 per share. During the same period, the total investment return on the Fund's Common Shares was -12.62%, based on a change in per share net asset value from $15.00 to $12.44, and assuming reinvestment of $0.713 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.28% for Series A and 3.25% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 23, 1999, MuniHoldings Florida Insured Fund III's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings Florida Insured Fund II and MuniHoldings Florida Insured Fund IV in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Florida Insured Fund III.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

October 28, 1999


                                     2 & 3

                       MuniHoldings Florida Insured Fund III, September 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                  S&P    Moody's   Face                                                                                      Value
STATE           Ratings  Ratings  Amount   Issue                                                                           (Note 1a)
===================================================================================================================================
Florida--93.8%  NR*      Aaa     $ 5,000   Clay County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                           (Multi-County), AMT, 5.45% due 4/01/2031 (b)(c)                                 $  4,567
                -------------------------------------------------------------------------------------------------------------------
                A1+      VMIG1+    1,400   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                                           (Florida Power & Light Co.), VRDN, 3.85% due 6/01/2021 (f)                         1,400
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       4,000   Dade County, Florida, Seaport, GO, Refunding, 5.125% due 10/01/2026 (e)            3,624
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       6,000   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due
                                           10/01/2021 (d)                                                                     5,621
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,500   Florida, HFA, Revenue Bonds (Wentworth Apartments Project), AMT, Series I-1,
                                           5.45% due 10/01/2037 (a)                                                           3,238
                -------------------------------------------------------------------------------------------------------------------
                                           Florida Housing Finance Corporation, Housing Revenue Bonds, AMT (a):
                AAA      Aaa       6,750     (Riley Chase Apartments), Series L-1, 6% due 10/01/2039                          6,720
                AAA      NR*       2,300     (Spring Harbor Apartments), Series C-1, 5.50% due 8/01/2019                      2,198
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,250   Florida Housing Finance Corporation, Revenue Refunding Bonds (Homeowner
                                           Mortgage), AMT, Series 2, 5.35% due 1/01/2021 (e)                                  2,983
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       2,500   Florida Ports Financing Commission Revenue Bonds (State Transportation Trust
                                           Fund--Intermodal Program), AMT, 5.50% due 10/01/2023 (d)                           2,410
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,000   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                                           Transportation), Series A, 5% due 7/01/2021 (d)                                    2,695
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,825   Hillsborough County, Florida, Capital Improvement Revenue Bonds (Warehouse
                                           and Sheriffs Facilities Project), 5% due 7/01/2028 (g)                             3,380
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       2,500   Hillsborough County, Florida, Court Facilities Revenue Bonds, 5.40% due
                                           5/01/2030 (a)                                                                      2,371
                -------------------------------------------------------------------------------------------------------------------
                AAA      NR*      12,990   Jacksonville, Florida, HFA, Hospital Revenue Refunding Bonds, RIB, Series
                                           49, 6.085% due 8/15/2027 (e)(h)                                                   10,218
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,000   Jupiter Island, Florida, Utility System Revenue Bonds (South Martin Regional
                                           Utility), 5% due 10/01/2018 (e)                                                    2,729
                -------------------------------------------------------------------------------------------------------------------
                                           Lakeland, Florida, Electric and Water Revenue Refunding Bonds, Series A (e):
                AAA      Aaa       2,040     5% due 10/01/2019                                                                1,851
                AAA      Aaa       2,500     5% due 10/01/2028                                                                2,208
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       1,400   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional Health
                                           System), Series A, 5.50% due 11/15/2026 (e)                                        1,350
                -------------------------------------------------------------------------------------------------------------------
                A1+      VMIG1+      700   Martin County, Florida, PCR, Refunding (Florida Power & Light Co. Project),
                                           VRDN, 3.95% due 9/01/2024 (f)                                                        700
                -------------------------------------------------------------------------------------------------------------------
                NR*      Aaa       5,000   Miami-Dade County, Florida, Public Service Tax Revenue Bonds (UMSA Public
                                           Improvements), 5% due 10/01/2023 (g)                                               4,467
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       1,000   Miami-Dade County, Florida, School Board, COP, Refunding, Series C, 5% due
                                           8/01/2025 (g)                                                                        889
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       1,750   North Springs, Florida, Improvement District, Water Management, GO,
                                           Refunding, 5% due 5/01/2019 (e)                                                    1,585
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       2,950   Okeechobee, Florida, Utility Authority, Utility System Revenue Refunding
                                           Bonds, Capital Improvements, 5% due 10/01/2019 (g)                                 2,676
                -------------------------------------------------------------------------------------------------------------------
                NR*      Aaa       2,525   Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT, Series
                                           A-1, 5.60% due 9/01/2024 (c)                                                       2,376
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,000   Orange County, Florida, Health Facilities Authority, Mortgage Revenue Bonds
                                           (South Central Nursing Homes), Series A, 5.50% due 7/01/2032 (g)                   2,860
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       5,000   Orlando and Orange County Expressway Authority, Florida, Expressway Revenue
                                           Refunding Bonds, Junior Lien, 5% due 7/01/2021 (d)                                 4,503
                -------------------------------------------------------------------------------------------------------------------
                AAA      NR*       2,500   Peace River/Manasota, Florida, Regional Water Supply Authority, Revenue
                                           Refunding Bonds (Peace River Option Project), Series A, 5% due 10/01/2028 (e)      2,211
                -------------------------------------------------------------------------------------------------------------------
                NR*      Aaa       1,425   Pembroke Pines, Florida, Capital Improvement Revenue Refunding Bonds, 5.25%
                                           due 12/01/2026 (a)                                                                 1,322
                -------------------------------------------------------------------------------------------------------------------
                NR*      Aaa       3,325   Pinellas County, Florida, HFA, S/F Housing Revenue Bonds (Multi-County
                                           Program), AMT, Series B-1, 5.60% due 9/01/2025 (b)(c)                              3,122
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,285   Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due 10/01/2024 (d)     2,928
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       3,500   Polk County, Florida, School Board, COP, Series A, 5% due 1/01/2024 (g)            3,121
                -------------------------------------------------------------------------------------------------------------------
                NR*      Aaa       2,205   Saint Petersburg, Florida, Public Utilities Revenue Bonds, Series A, 5% due
                                           10/01/2028 (g)                                                                     1,948
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       5,430   Seminole County, Florida, School Board, COP, Series A, 5% due 7/01/2023 (e)        4,847
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       8,000   Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (a)    7,107
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       2,140   Tallahassee, Florida, Energy System Revenue Refunding Bonds, Series A, 5%
                                           due 10/01/2028 (g)                                                                 1,890
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       2,500   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024 (d)      2,587
                -------------------------------------------------------------------------------------------------------------------
                AAA      Aaa       7,500   Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments (Stadium
                                           Project), 5.25% due 1/01/2027 (e)                                                  6,967
                -------------------------------------------------------------------------------------------------------------------
                AAA      NR*       5,600   Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5% due 10/01/2019 (g)       5,080
===================================================================================================================================
Illinois--0.3%  A1+      VMIG1+      400   Illinois Health Facilities Authority Revenue Refunding Bonds (University of
                                           Chicago Hospitals), VRDN, 4% due 8/01/2026 (e)(f)                                    400
===================================================================================================================================
New York--0.1%  A1+      VMIG1+      200   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                                           Sub-Series 5, 3.90% due 5/01/2033 (f)                                                200
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund III's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings Florida Insured Fund III, September 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                  S&P    Moody's   Face                                                                                      Value
STATE           Ratings  Ratings  Amount   Issue                                                                           (Note 1a)
===================================================================================================================================
Texas--7.0%     AAA      Aaa     $10,000   Houston, Texas, Water and Sewer System Revenue Refunding Bonds, Junior Lien,
                                           Series A, 5.25% due 12/01/2025 (d)                                              $  9,150
===================================================================================================================================
                Total Investments (Cost--$141,026)--101.2%                                                                  132,499

                Liabilities in Excess of Other Assets--(1.2%)                                                                (1,588)
                                                                                                                           --------
                Net Assets--100.0%                                                                                         $130,911
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FNMA Collateralized.
      (c)   GNMA Collateralized.
      (d)   FGIC Insured.
      (e)   MBIA Insured.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
      (g)   FSA Insured.
      (h)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
      *     Not Rated.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Ernst & Young LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................   99.1%
Other+...............................................................    2.1
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of September 30, 1999
=======================================================================================================================
Assets:        Investments, at value (identified cost--$141,025,911) (Note 1a) .........                   $132,499,058
               Cash ....................................................................                         14,039
               Receivables:
                 Interest ..............................................................   $  2,560,831
                 Securities sold .......................................................      1,072,546       3,633,377
                                                                                           ------------
               Deferred organization expenses (Note 1e) ................................                         10,601
               Prepaid expenses and other assets .......................................                          7,214
                                                                                                           ------------
               Total assets ............................................................                    136,164,289
                                                                                                           ------------
=======================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..................................................      5,010,049
                 Dividends to shareholders (Note 1f) ...................................         95,814
                 Offering costs (Note 1e) ..............................................         71,752
                 Investment adviser (Note 2) ...........................................          5,927       5,183,542
                                                                                           ------------
               Accrued expenses and other liabilities ..................................                         69,913
                                                                                                           ------------
               Total liabilities .......................................................                      5,253,455
                                                                                                           ------------
=======================================================================================================================
Net Assets:    Net assets ..............................................................                   $130,910,834
                                                                                                           ============
=======================================================================================================================
Capital:       Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                 Preferred Shares, par value $.10 per share (2,160 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ...                   $ 54,000,000
                 Common Shares, par value $.10 per share (6,181,830 shares issued
                 and outstanding) ......................................................   $    618,183
               Paid-in capital in excess of par ........................................     91,319,191
               Undistributed investment income--net ....................................        429,491
               Accumulated realized capital losses on investments--net (Note 5) ........     (6,929,178)
               Unrealized depreciation on investments--net .............................     (8,526,853)
                                                                                           ------------
               Total--Equivalent to $12.44 net asset value per Common Share (market
               price--$11.875) .........................................................                     76,910,834
                                                                                                           ------------
               Total capital ...........................................................                   $130,910,834
                                                                                                           ============
=======================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.


                                     6 & 7

                       MuniHoldings Florida Insured Fund III, September 30, 1999

STATEMENT OF OPERATIONS

                         For the Period October 1, 1998+ to September 30, 1999
====================================================================================================================
Investment               Interest and amortization of premium and discount earned ...                   $  7,170,478
Income (Note 1d):
====================================================================================================================
Expenses:                Investment advisory fees (Note 2) ..........................   $    751,750
                         Commission fees (Note 4) ...................................        126,425
                         Accounting services (Note 2) ...............................         87,360
                         Professional fees ..........................................         55,970
                         Transfer agent fees ........................................         36,768
                         Trustees' fees and expenses ................................         23,203
                         Listing fees ...............................................         16,152
                         Custodian fees .............................................         11,064
                         Printing and shareholder reports ...........................          9,379
                         Pricing fees ...............................................          4,542
                         Amortization of organization expenses (Note 1e) ............          2,899
                         Other ......................................................          8,609
                                                                                        ------------
                         Total expenses before reimbursement ........................      1,134,121
                         Reimbursement of expenses (Note 2) .........................       (399,371)
                                                                                        ------------
                         Total expenses after reimbursement .........................                        734,750
                                                                                                        ------------
                         Investment income--net .....................................                      6,435,728
                                                                                                        ------------
====================================================================================================================
Realized &               Realized loss on investments--net ..........................                     (6,929,178)
Unrealized Loss on       Unrealized depreciation on investments--net ................                     (8,526,853)
Investments--Net                                                                                        ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations .......                   $ (9,020,303)
                                                                                                        ============
====================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 For the Period
                                                                                                            October 1, 1998+ to
                       Increase (Decrease) in Net Assets:                                                    September 30, 1999
===============================================================================================================================
Operations:            Investment income--net .............................................................        $  6,435,728
                       Realized loss on investments--net ..................................................          (6,929,178)
                       Unrealized depreciation on investments--net ........................................          (8,526,853)
                                                                                                                   ------------
                       Net decrease in net assets resulting from operations ...............................          (9,020,303)
                                                                                                                   ------------
===============================================================================================================================
Dividends to           Investment income--net:
Shareholders             Common Shares ....................................................................          (4,401,217)
(Note 1f):               Preferred Shares .................................................................          (1,605,020)
                                                                                                                   ------------
                       Net decrease in net assets resulting from dividends to shareholders ................          (6,006,237)
                                                                                                                   ------------
===============================================================================================================================
Beneficial Interest    Proceeds from issuance of Common Shares ............................................          92,250,000
Transactions           Proceeds from issuance of Preferred Shares .........................................          54,000,000
(Notes 1e & 4):        Value of shares issued to Common Shareholders in reinvestment of dividends .........             370,420
                       Offering costs resulting from the issuance of Common Shares ........................            (233,700)
                       Offering and underwriting costs resulting from the issuance of Preferred Shares ....            (549,351)
                                                                                                                   ------------
                       Net increase in net assets derived from beneficial interest transactions ...........         145,837,369
                                                                                                                   ------------
===============================================================================================================================
Net Assets:            Total increase in net assets .......................................................         130,810,829
                       Beginning of period ................................................................             100,005
                                                                                                                   ------------
                       End of period* .....................................................................        $130,910,834
                                                                                                                   ============
===============================================================================================================================
                     * Undistributed investment income--net ...............................................        $    429,491
                                                                                                                   ============
===============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings Florida Insured Fund III, September 30, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                     For the Period
                                                                                               October 1, 1998+ to
                         Increase (Decrease) in Net Asset Value:                                September 30, 1999
==================================================================================================================
Per Share                Net asset value, beginning of period ................................           $   15.00
Operating                                                                                                ---------
Performance:             Investment income--net ..............................................                1.04
                         Realized and unrealized loss on investments--net ....................               (2.49)
                                                                                                         ---------
                         Total from investment operations ....................................               (1.45)
                                                                                                         ---------
                         Less dividends to Common Shareholders from investment income--net ...                (.71)
                                                                                                         ---------
                         Capital charge resulting from issuance of Common Shares .............                (.04)
                                                                                                         ---------
                         Effect of Preferred Share activity:++
                           Dividends to Preferred Shareholders:
                             Investment income--net ..........................................                (.26)
                           Capital charge resulting from issuance of Preferred Shares ........                (.10)
                                                                                                         ---------
                         Total effect of Preferred Share activity ............................                (.36)
                                                                                                         ---------
                         Net asset value, end of period ......................................           $   12.44
                                                                                                         =========
                         Market price per share, end of period ...............................           $  11.875
                                                                                                         =========
==================================================================================================================
Total Investment         Based on market price per share .....................................              (16.59%)@
Return:**                                                                                                =========
                         Based on net asset value per share ..................................              (12.62%)@
                                                                                                         =========
==================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** .............................                 .86%
Average Net Assets                                                                                       =========
Of Common Shares:        Total expenses*** ...................................................                1.32%
                                                                                                         =========
                         Total investment income--net*** .....................................                7.50%
                                                                                                         =========
                         Amount of dividends to Preferred Shareholders .......................                1.87%
                                                                                                         =========
                         Investment income--net, to Common Shareholders ......................                5.63%
                                                                                                         =========
==================================================================================================================
Ratios Based on          Total expenses, net of reimbursement ................................                 .54%
Total Average                                                                                            =========
Net Assets:+++***        Total expenses ......................................................                 .83%
                                                                                                         =========
                         Total investment income--net ........................................                4.71%
                                                                                                         =========
==================================================================================================================
Ratios Based on          Dividends to Preferred Shareholders .................................                3.15%*
Average Net Assets                                                                                       =========
Of Preferred Shares:
==================================================================================================================
Supplemental             Net assets, net of Preferred Shares, end of period (in thousands) ...           $  76,911
Data:                                                                                                    =========
                         Preferred Shares outstanding, end of period (in thousands) ..........           $  54,000
                                                                                                         =========
                         Portfolio turnover ..................................................              228.00%
                                                                                                         =========
==================================================================================================================
Leverage:                Asset coverage per $1,000 ...........................................           $   2,424
                                                                                                         =========
==================================================================================================================
Dividends Per            Series A--Investment income--net ....................................           $     740
Share on Preferred                                                                                       =========
Shares Outstanding:      Series B--Investment income--net ....................................           $     746
                                                                                                         =========
==================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Shares were issued on October 22, 1998.
      +++   Includes Common and Preferred Shares average net assets.
      @     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund III (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on October 1, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on September 18, 1998, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures


                                    10 & 11

                       MuniHoldings Florida Insured Fund III, September 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on October 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets including proceeds from the issuance of Preferred Shares. For the period October 1, 1998 to September 30, 1999, FAM earned fees of $751,750, of which $369,582 was voluntarily waived. FAM also reimbursed the Fund $29,789 in additional expenses.

During the period October 1, 1998 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $405,000 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period October 1, 1998 to September 30, 1999 were $445,143,515 and 299,605,658, respectively.

Net realized gains (losses) for the period October 1, 1998 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                 Gains (Losses)        Losses
--------------------------------------------------------------------------------
Long-term investments .......................     $(7,230,084)      $(8,526,853)
Financial futures contracts .................         300,906                --
                                                  -----------       -----------
Total .......................................     $(6,929,178)      $(8,526,853)
                                                  ===========       ===========
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $8,603,291, of which $10,546 related to appreciated securities and $8,613,837 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $141,102,349.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the period October 1, 1998 to September 30, 1999, increased by 6,150,000 from shares sold and by 25,163 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 1999 were for Series A, 3.95% and Series B, 3.60%.

In connection with the offering of AMPS, the Board of Trustees reclassified 2,160 shares of unissued beneficial interest as AMPS. Shares issued and outstanding during the period October 1, 1998 to September 30, 1999 increased by 2,160 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period October 1, 1998 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $100,262 as commissions.

5. Capital Loss Carryforward:

At September 30, 1999, the Fund had a net capital loss carryforward of approximately $174,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 23, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings Florida Insured Fund II and MuniHoldings Florida Insured Fund IV in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:

On October 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.064000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.


                                    12 & 13

                       MuniHoldings Florida Insured Fund III, September 30, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees,
MuniHoldings Florida Insured Fund III:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Florida Insured Fund III, including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from October 1, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund III at September 30, 1999 and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 1, 1998 to September 30, 1999, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

MetroPark, New Jersey
November 11, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund III during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFD


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund III
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDFL3--9/99

[RECYCLE LOGO] Printed on post-consumer recycled paper

                                                              MUNIHOLDINGS
                                                              FLORIDA INSURED
                                                              FUND IV

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1999

                      MuniHoldings Florida Insured Fund IV

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund IV has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

DEAR SHAREHOLDER

Since inception (January 29, 1999) through September 30, 1999, the Common Shares of MuniHoldings Florida Insured Fund IV earned $0.540 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.43%, based on a month-end net asset value of $12.52 per share. During the same period, the total investment return on the Fund's Common Shares was--13.51%, based on a change in per share net asset value from $15.00 to $12.52, and assuming reinvestment of $0.474 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.22% for Series A and 3.25% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 9, 1999, MuniHoldings Florida Insured Fund IV's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings Florida Insured Fund II and MuniHoldings Florida Insured Fund III in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Florida Insured Fund IV.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

October 28, 1999


                                     2 & 3

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's    Face                                                                              Value
STATE                 Ratings   Ratings   Amount   Issue                                                                   (Note 1a)
===================================================================================================================================
Florida--93.1%        AAA       Aaa      $ 6,195   Alachua County, Florida, Public Improvement Revenue Refunding Bonds,
                                                   5% due 8/01/2014 (f)                                                    $  5,895
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        3,200   Broward County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                   AMT, Series B, 5.25% due 4/01/2031 (b)(c)(e)                               2,904
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   Charlotte County, Florida, Health Care Facilities Revenue Refunding
                                                   Bonds (Bon Secours Health Systems), RIB, 5.858% due 8/26/2027 (f)(i)       5,092
                      -------------------------------------------------------------------------------------------------------------
                      A1+       VMIG1+     5,900   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                                                   (Florida Power & Light Co.), VRDN, 3.90% due 6/01/2021 (g)                 5,900
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       10,000   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                                   due 10/01/2026 (d)                                                         9,293
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        6,000   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                   AMT, 5.30% due 4/01/2029 (b)(c)(h)                                         5,369
                      -------------------------------------------------------------------------------------------------------------
                                                   Florida, HFA, Revenue Bonds (Willow Lake Apartments), AMT, Series J-1
                                                   (a):
                      AAA       Aaa        3,750     5.35% due 7/01/2027                                                      3,494
                      AAA       Aaa        6,000     5.45% due 1/01/2038                                                      5,549
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,960   Florida Housing Finance Corporation, Housing Revenue Bonds (Logan
                                                   Heights Apartments), AMT, Series M-1, 6% due 10/01/2039 (a)                4,938
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,665   Florida Municipal Loan Council Revenue Bonds, 5% due 4/01/2029 (e)         4,999
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,000   Florida Ports Financing Commission Revenue Bonds (State
                                                   Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (e)                  3,751
                      -------------------------------------------------------------------------------------------------------------
                                                   Florida State Governmental Utility Authority, Utility Revenue Bonds
                                                   (a):
                      NR*       Aaa        3,740     (Poinciana Utility System), 5.25% due 10/01/2018                         3,530
                      NR*       Aaa        1,525     (Sarasota Utility System), 5% due 10/01/2029                             1,345
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,000   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department
                                                   of Transportation), Series A, 5% due 7/01/2021 (d)                         3,593
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        5,000   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                                   Bonds (Charity Obligation Group), Series C, 5.375% due 8/15/2029 (e)       4,727
                      -------------------------------------------------------------------------------------------------------------
                      NR*       VMIG1+     1,000   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                                   Refunding Bonds (Genesis Rehabilitation Hospital), VRDN, 3.95% due
                                                   5/01/2021 (g)                                                              1,000
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,900   Jupiter Island, Florida, Utility System Revenue Bonds (South Martin
                                                   Regional Utility), 5% due 10/01/2028 (e)                                   1,678
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,000   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                                   Health System), Series A, 5.50% due 11/15/2026 (e)                         2,893
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        7,500   Lee County, Florida, Water and Sewer Revenue Bonds, Series A, 5% due
                                                   10/01/2029 (a)                                                             6,613
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        8,250   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022
                                                   (f)                                                                        7,568
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,400   Miami-Dade County, Florida, School Board, COP, Refunding, Series C,
                                                   5% due 8/01/2025 (f)                                                       4,798
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        6,505   Miami-Dade County, Florida, Water and Sewer Revenue Bonds, Series A,
                                                   5% due 10/01/2029 (d)                                                      5,736
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        3,000   Mirimar, Florida, Wastewater Improvement Assessment Revenue
                                                   Refunding Bonds, 5% due 10/01/2025 (e)                                     2,665
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,970   Orange County, Florida, Health Facilities Authority, Mortgage
                                                   Revenue Bonds (South Central Nursing Homes), Series A, 5.50% due
                                                   7/01/2032 (f)                                                              1,878
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        7,620   Orange County, Florida, School Board, COP, Series A, 5% due
                                                   8/01/2024 (e)                                                              6,786
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,160   Orange County, Florida, Tourist Development Tax Revenue Refunding
                                                   Bonds, 5% due 10/01/2019 (e)                                               4,681
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       13,400   Orlando and Orange County Expressway Authority, Florida, Expressway
                                                   Revenue Refunding Bonds, Junior Lien, 5% due 7/01/2021 (d)                12,068
                      -------------------------------------------------------------------------------------------------------------
                                                   Osceola County, Florida, Sales Tax Revenue Bonds (f):
                      NR*       Aaa        5,000     5% due 4/01/2019                                                         4,542
                      NR*       Aaa        3,000     5% due 4/01/2024                                                         2,677
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,750   Palm Bay, Florida, Utility Systems Capital Improvement Revenue
                                                   Bonds, 5% due 10/01/2028 (e)                                               3,312
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        1,000   Pinellas County, Florida, HFA, S/F Housing Revenue Bonds
                                                   (Multi-County Program), Series B-2, 5.45% due 9/01/2017 (b)(c)               965
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,500   Saint John's River Management District, Florida, Land Acquisition
                                                   Revenue Refunding Bonds, 5.125% due 7/01/2016 (f)                          1,409
                      -------------------------------------------------------------------------------------------------------------
                                                   Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                                   Company Project), VRDN (g):
                      A1+       VMIG1+     1,400     3.95% due 1/01/2026                                                      1,400
                      A1+       VMIG1+       300     3.95% due 3/01/2027                                                        300
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        5,000   Saint Petersburg, Florida, Public Utilities Revenue Bonds, Series A,
                                                   5% due 10/01/2028 (f)                                                      4,416
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        9,500   Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                                   Bonds, RITR, Series 99, 6.835% due 7/01/2028 (e)(i)                        8,705
                      -------------------------------------------------------------------------------------------------------------
                                                   Sunrise, Florida, Utility System Revenue Refunding Bonds (a):
                      AAA       Aaa        6,000     5.20% due 10/01/2022                                                     5,599
                      AAA       Aaa        3,295     5% due 10/01/2028                                                        2,927
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                                   10/01/2024 (d)                                                             5,173
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,965   Tampa, Florida, Solid Waste System, Revenue Refunding Bonds (McKay
                                                   Bay Refuse-to-Energy), AMT, Series B, 5.25% due 10/01/2016 (a)             4,677
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        7,500   Tampa, Florida, Sports Authority Revenue Bonds, RITR, Series 98,
                                                   6.332% due 1/01/2027 (e)(i)                                                6,434
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,115   Tampa-Hillsborough County, Florida, Expressway Authority, Revenue
                                                   Refunding Bonds, 5.125% due 7/01/2019 (a)                                  2,863
===================================================================================================================================
Illinois--1.6%        AAA       Aaa        3,500   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                                   Power Company Project), Series B, 5.40% due 3/01/2028 (e)                  3,228
===================================================================================================================================
Minnesota--0.3%       A1+       NR*          600   Beltrami County, Minnesota, Environmental Control Revenue Refunding
                                                   Bonds (Northwood Panelboard Co. Project), VRDN, 3.90% due 12/01/2021
                                                   (g)                                                                          600
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund IV's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                      4 & 5

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

SCHEDULE OF INVESTMENTS (Concluded)                               (in Thousands)

                        S&P     Moody's    Face                                                                              Value
STATE                 Ratings   Ratings   Amount   Issue                                                                   (Note 1a)
===================================================================================================================================
New York--3.6%        A1+       VMIG1+   $ 4,800   Long Island Power Authority, New York, Electric System Revenue
                                                   Bonds, VRDN, Sub-Series 7, 4% due 4/01/2025 (e)(g)                      $  4,800
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,500   Long Island Power Authority, New York, Electric System Revenue
                                                   Refunding Bonds, Series A, 5% due 12/01/2018 (f)                           2,260
===================================================================================================================================
North Carolina--0.5%  A1+       NR*          900   Raleigh Durham, North Carolina, Airport Authority, Special Facility
                                                   Revenue Refunding Bonds (American Airlines Inc.), VRDN, Series B,
                                                   3.95% due 11/01/2015 (g)                                                     900
===================================================================================================================================
Texas--4.1%           AAA       Aaa        9,000   Matagorda County, Texas, Navigation District Number 1, Revenue
                                                   Refunding Bonds (Reliant Energy Inc.), Series A, 5.25% due
                                                   6/01/2026 (a)                                                              8,085
===================================================================================================================================
                      Total Investments (Cost--$218,026)--103.2%                                                            204,015

                      Liabilities in Excess of Other Assets--(3.2%)                                                          (6,260)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $197,755
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FNMA Collateralized.
      (c)   GNMA Collateralized.
      (d)   FGIC Insured.
      (e)   MBIA Insured.
      (f)   FSA Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
      (h)   FHA Insured.
      (i)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
      *     Not Rated.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            Ratings of issues shown have not been audited by Ernst & Young LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................    95.6%
Other+...............................................................     7.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of September 30, 1999
=====================================================================================================================
Assets:        Investments, at value (identified cost--$218,025,793) (Note 1a) ........                  $204,015,033
               Cash ...................................................................                       101,196
               Receivables:
                 Interest .............................................................   $  3,697,584
                 Securities sold ......................................................        489,202      4,186,786
                                                                                          ------------
               Prepaid expenses and other assets ......................................                        26,319
                                                                                                         ------------
               Total assets ...........................................................                   208,329,334
                                                                                                         ------------
=====================================================================================================================
Liabilities:   Payables:
                 Securities purchased .................................................     10,149,062
                 Offering costs (Note 1e) .............................................        208,126
                 Dividends to shareholders (Note 1f) ..................................        151,494
                 Investment adviser (Note 2) ..........................................          4,531     10,513,213
                                                                                          ------------
               Accrued expenses and other liabilities .................................                        61,570
                                                                                                         ------------
               Total liabilities ......................................................                    10,574,783
                                                                                                         ------------
=====================================================================================================================
Net Assets:    Net assets .............................................................                  $197,754,551
                                                                                                         ============
=====================================================================================================================
Capital:       Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                 Preferred Shares, par value $.10 per share (3,340 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ..                  $ 83,500,000
                 Common Shares, par value $.10 per share (9,126,034 shares issued
                 and outstanding) .....................................................   $    912,603
               Paid-in capital in excess of par .......................................    134,928,999
               Undistributed investment income--net ...................................        673,288
               Accumulated realized capital losses on investments--net (Note 5) .......     (8,249,579)
               Unrealized depreciation on investments--net ............................    (14,010,760)
                                                                                          ------------
               Total--Equivalent to $12.52 net asset value per Common Share (market
               price--$12.625) ........................................................                   114,254,551
                                                                                                         ------------
               Total capital ..........................................................                  $197,754,551
                                                                                                         ============
=====================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.


                                      6 & 7

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

STATEMENT OF OPERATIONS

                         For the Period January 29, 1999+ to September 30, 1999
====================================================================================================================
Investment               Interest and amortization of premium and discount earned ...                   $  7,115,503
Income
(Note 1d):
====================================================================================================================
Expenses:                Investment advisory fees (Note 2) ..........................   $    733,239
                         Commission fees (Note 4) ...................................        124,265
                         Professional fees ..........................................         34,252
                         Accounting services (Note 2) ...............................         31,274
                         Transfer agent fees ........................................         25,716
                         Trustees' fees and expenses ................................         18,329
                         Printing and shareholder reports ...........................         11,161
                         Listing fees ...............................................         10,362
                         Custodian fees .............................................          9,618
                         Pricing fees ...............................................          3,424
                         Other ......................................................          7,026
                                                                                        ------------
                         Total expenses before reimbursement ........................      1,008,666
                         Reimbursement of expenses (Note 2) .........................       (519,165)
                                                                                        ------------
                         Total expenses after reimbursement .........................                        489,501
                                                                                                        ------------
                         Investment income--net .....................................                      6,626,002
                                                                                                        ------------
====================================================================================================================
Realized &               Realized loss on investments--net ..........................                     (8,249,579)
Unrealized Loss on       Unrealized depreciation on investments--net ................                    (14,010,760)
Investments--Net                                                                                        ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations .......                   $(15,634,337)
                                                                                                        ============
====================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 For the Period
                                                                                                           January 29, 1999+ to
                       Increase (Decrease) in Net Assets:                                                    September 30, 1999
===============================================================================================================================
Operations:            Investment income--net ............................................................         $  6,626,002
                       Realized loss on investments--net .................................................           (8,249,579)
                       Unrealized depreciation on investments--net .......................................          (14,010,760)
                                                                                                                   ------------
                       Net decrease in net assets resulting from operations ..............................          (15,634,337)
                                                                                                                   ------------
===============================================================================================================================
Dividends to           Investment income--net:
Shareholders             Common Shares ...................................................................           (4,320,556)
(Note 1f):               Preferred Shares ................................................................           (1,632,158)
                                                                                                                   ------------
                       Net decrease in net assets resulting from dividends to shareholders ...............           (5,952,714)
                                                                                                                   ------------
===============================================================================================================================
Beneficial Interest    Proceeds from issuance of Common Shares ...........................................          136,650,000
Transactions           Proceeds from issuance of Preferred Shares ........................................           83,500,000
(Notes 1e & 4):        Value of shares issued to Common Shareholders in reinvestment of dividends ........              134,510
                       Offering costs resulting from the issuance of Common Shares .......................             (251,525)
                       Offering and underwriting costs resulting from the issuance of Preferred Shares ...             (791,388)
                                                                                                                   ------------
                       Net increase in net assets derived from beneficial interest transactions ..........          219,241,597
                                                                                                                   ------------
===============================================================================================================================
Net Assets:            Total increase in net assets ......................................................          197,654,546
                       Beginning of period ...............................................................              100,005
                                                                                                                   ------------
                       End of period* ....................................................................         $197,754,551
                                                                                                                   ============
===============================================================================================================================
                     * Undistributed investment income--net ..............................................         $    673,288
                                                                                                                   ============
===============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                      8 & 9

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                                 For the Period
                                                                                                          January 29, 1999+ to
                         Increase (Decrease) in Net Asset Value:                                            September 30, 1999
==============================================================================================================================
Per Share                Net asset value, beginning of period ...........................................           $    15.00
Operating                                                                                                           ----------
Performance:             Investment income--net .........................................................                  .72
                         Realized and unrealized loss on investments--net ...............................                (2.43)
                                                                                                                    ----------
                         Total from investment operations ...............................................                (1.71)
                                                                                                                    ----------
                         Less dividends to Common Shareholders from investment income--net ..............                 (.47)
                                                                                                                    ----------
                         Capital charge resulting from issuance of Common Shares ........................                 (.03)
                                                                                                                    ----------
                         Effect of Preferred Share activity:++
                           Dividends to Preferred Shareholders:
                             Investment income--net .....................................................                 (.18)
                           Capital charge resulting from issuance of Preferred Shares ...................                 (.09)
                                                                                                                    ----------
                         Total effect of Preferred Share activity .......................................                 (.27)
                                                                                                                    ----------
                         Net asset value, end of period .................................................           $    12.52
                                                                                                                    ==========
                         Market price per share, end of period ..........................................           $   12.625
                                                                                                                    ==========
==============================================================================================================================
Total Investment         Based on market price per share ................................................               (12.78%)@
Return:**                                                                                                           ==========
                         Based on net asset value per share .............................................               (13.51%)@
                                                                                                                    ==========
==============================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** ........................................                  .59%*
Average Net Assets                                                                                                  ==========
Of Common Shares:        Total expenses*** ..............................................................                 1.22%*
                                                                                                                    ==========
                         Total investment income--net*** ................................................                 8.01%*
                                                                                                                    ==========
                         Amount of dividends to Preferred Shareholders ..................................                 1.97%*
                                                                                                                    ==========
                         Investment income--net, to Common Shareholders .................................                 6.04%*
                                                                                                                    ==========
==============================================================================================================================
Ratios Based on          Total expenses, net of reimbursement ...........................................                  .37%*
Total Average                                                                                                       ==========
Net Assets:+++***        Total expenses .................................................................                  .76%*
                                                                                                                    ==========
                         Total investment income--net ...................................................                 4.97%*
                                                                                                                    ==========
==============================================================================================================================
Ratios Based on          Dividends to Preferred Shareholders ............................................                 3.23%*
Average Net Assets                                                                                                  ==========
Of Preferred Shares:
==============================================================================================================================
Supplemental             Net assets, net of Preferred Shares, end of period (in thousands) ..............           $  114,255
Data:                                                                                                               ==========
                         Preferred Shares outstanding, end of period (in thousands) .....................           $   83,500
                                                                                                                    ==========
                         Portfolio turnover .............................................................               115.57%
                                                                                                                    ==========
==============================================================================================================================
Leverage:                Asset coverage per $1,000 ......................................................           $    2,368
                                                                                                                    ==========
==============================================================================================================================
Dividends Per
Share on Preferred       Series A--Investment income--net ...............................................           $      494
Shares Outstanding:                                                                                                 ==========
                         Series B--Investment income--net ...............................................           $      484
                                                                                                                    ==========
==============================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Shares were issued on February 22, 1999.
      +++   Includes Common and Preferred Shares average net assets.
      @     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund IV (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on January 29, 1999 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on January 13, 1999, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFR. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as


                                    10 & 11

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period January 29, 1999 to September 30, 1999, FAM earned fees of $733,239, of which $500,269 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $18,896.

During the period January 29, 1999 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $626,250 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to September 30, 1999 were $416,426,858 and $204,580,285, respectively.

Net realized gains (losses) for the period January 29, 1999 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)       Losses
--------------------------------------------------------------------------------
Long-term investments ........................    $(8,649,018)     $(14,010,760)
Financial futures contracts ..................        399,439                --
                                                  -----------      ------------
Total ........................................    $(8,249,579)     $(14,010,760)
                                                  ===========      ============
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $14,010,760, of which $48,599 related to appreciated securities and $14,059,359 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $218,025,793.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 9,110,000 from shares sold and by 9,367 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 1999 were 3.85% for Series A and 3.20% for Series B.

In connection with the offering of AMPS, the board of Trustees reclassified 3,340 shares of unissued beneficial interest as AMPS. Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 3,340 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period January 29, 1999 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $90,313 as commissions.

5. Capital Loss Carryforward:

At September 30, 1999, the Fund had a capital loss carryforward of approximately $8,250,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 9, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings Florida Insured Fund II and MuniHoldings Florida Insured Fund III in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:

On October 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.066557 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.


                                    12 & 13

                        MuniHoldings Florida Insured Fund IV, September 30, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees,
MuniHoldings Florida Insured Fund IV:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Florida Insured Fund IV, including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from January 29, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund IV at September 30, 1999 and the results of its operations, the changes in its net assets, and the financial highlights for the period from January 29, 1999 to September 30, 1999, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

MetroPark, New Jersey
November 11, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund IV during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Jr., Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFR


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund IV for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund IV
Box 9011
Princeton, NJ
08543-9011                                                          FLINS4--9/99

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